AIG Acquisition of Validus Holdings: A Step Forward in AIG’s Profitable Growth Strategy Investor Presentation January 22, 2018 Exhibit 99.1

Disclaimer Forward-Looking Statements Certain statements in this presentation may include projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “goal,” or “estimate.” It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include, but are not limited to (i) the receipt of regulatory approvals for the transaction; (ii) the successful closing of the transaction within the estimated timeframe; (iii) the failure to realize the expected synergies from the transaction or delay in realization thereof; (iv) industry conditions; and (v) other factors that can be found in AIG’s press releases and SEC filings. AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. Use of Non-GAAP Measures Throughout this presentation, we present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. Some of the measurements we use are “non-GAAP financial measures” under SEC rules and regulations. GAAP is the acronym for “generally accepted accounting principles” in the United States. The non-GAAP financial measures we present may not be comparable to similarly-named measures reported by other companies. The reconciliations of such measures to the most comparable GAAP measures are included on slide 10. Additional Information and Where to Find It In connection with the proposed transaction, Validus plans to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Validus will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT VALIDUS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Validus with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). Participants in the Solicitation Validus and its directors and executive officers are deemed to be participants in any solicitation of Validus shareholders in connection with the proposed transaction. Information about Validus’ directors and executive officers is available in Validus’ definitive proxy statement for its 2017 annual general meeting of shareholders, which was filed with the SEC on March 16, 2017.

Validus – A Step Forward in AIG’s Profitable Growth Strategy AIG Priorities Validus’ Core Strengths Balance & Diversification Products Geographies Client Segments Consistent source of global underwriting profits Limited overlap with AIG’s current portfolio Proven property and specialty reinsurer Attractive Lloyd’s franchise with market leadership in differentiated lines (e.g. political risk) Additive specialty lines (e.g. primary crop insurance) Innovative reinsurance and insurance-linked securities asset manager Minimal operating integration allows AIG management to maintain focus on General Insurance improvement and continued Life & Retirement profitability Technology & Innovation Data analytics Transform delivery of insurance Proprietary research and analytics capabilities leveraged throughout Validus’ businesses Sophisticated CAT modeling expertise allows for enhanced view of property risk Culture & Talent Underwriting excellence Empowering the field Strong management team with deep bench and well-regarded operating franchise Consistent record of superior underwriting results Capital & Growth Strong free cash flow and balance sheet Targeting growth opportunities Enhanced diversification and risk profile Incremental free cash flow Accelerated profitable growth and enhanced risk management capabilities

Source: Company filings. (1) GPW for 2017 is for the last twelve months as of September 30, 2017. (2) CRS acquisition closed in May 2017; assumes CRS GPW and business mix as of 2016. (3) AUM of $3.4B includes $3.2B of third party investment and $0.2B of related party investment as of 1/1/18. Acquisition Provides a Diverse Set of Attractive Businesses Lloyd’s – Syndicate 1183 Investment Advisor Global Reinsurer 2017 GPW(1): $1,110mm 2017 GPW(1): $921mm Other 5% U.S. specialty property and casualty underwriter 2017 GPW(1): $387mm GPW(2): $549mm + Multi Peril Crop 86% 2017 AUM(3): $3.4B

Source: Company filings. Notes: (1) NPW for 2017 is for the last twelve months as of September 30, 2017. (2) LTM Q3’17 NPW pro forma for CRS acquisition assuming 2016 CRS NPW of $459mm. 2017 NPW(1)(2): $2.8B Commercial Insurance: 2017 NPW(1): $17.7B Enhanced Capabilities and Diversification within Commercial Insurance 19% Increase in NPW Immediate Impact to Commercial Insurance General Insurance: 2017 NPW(1): $28.8B 11% Increase in NPW More Balanced and Profitable General Insurance Franchise Validus adds ~11% General Insurance NPW

Source: Company filings. 126.9% Average: 84.3% Combined Ratio Combined Ratio (ex-CAT) Avg. (ex- CAT): 66.5% A Track Record of Underwriting Excellence Proven Management Team Culture of Underwriting Discipline and Strong Risk Management Superior Underwriting Performance P P

Transaction Overview AIG’s Unique Global Scale Provides Attractive Opportunities for Capital Efficiencies and Growth Transaction Acquisition of 100% of Validus Holdings, Ltd. (“Validus”) Value $68.00 per Validus share, or $5.56 billion transaction equity value Represents 46% premium to Validus’ closing share price on January 19, 2018 and 39% premium to Validus’ 3-month VWAP as of January 19, 2018 Implies 1.53x Validus book value as of 9/30/17 Consideration Mix / Funding 100% cash consideration to Validus AIG plans to fund the transaction with cash on hand Will evaluate opportunistic funding alternatives prior to closing Earnings & Growth Impact Expected to be immediately accretive to EPS and ROE Validus earnings subject to U.S. corporate tax rate under new U.S. tax reforms Transaction may accelerate utilization of existing AIG DTAs Neutral to book value and modestly dilutive to tangible book value with reasonable payback period Product and channel diversification expected to lead to future profitable growth Capital Impact Opportunities created for Validus as part of a diversified insurance franchise Diversification benefits from combining AIG and Validus will lead to capital efficiencies Leverage ratio expected to increase modestly Approvals & Timing Customary regulatory approvals and other closing conditions Validus shareholder approval Expected closing in mid-2018 Source: Company filings, Bloomberg.

Source: Company filings. Note: (1) Amounts shown prior to purchase accounting adjustments. (2) For AIG includes $836mm of hybrids and for Validus includes $539mm of junior subordinated debt. (3) Q3’17; does not include impact of tax reform. (4) Validus Shareholder’s Equity eliminated as part of the transaction. (5) Represents S&P / Moody’s / Fitch / A.M. Best Financial Strength Ratings for AIG Non-Life and Validus Re. Pro Forma Capital Structure (3) (4) Pro Forma (2) (1)

Conclusion Validus – A Step Forward in AIG’s Profitable Growth Strategy Unlocking Growth Opportunities Validus’ highly complementary products will allow AIG to deliver more complete insurance solutions across the globe Combined capabilities will reinforce AIG’s position as a leader in the evolution of the insurance industry Attractive Shareholder Returns Size of transaction delivers immediate positive impact to earnings power with limited execution risk Combined AIG / Validus has meaningful capital flexibility and strong cash flow Leveraging AIG’s and Validus’ Respective Strengths Validus’ underwriting strength combined with AIG’s balance sheet and global presence creates a more powerful market presence Validus’ senior management team further enhances AIG’s growing bench of world-class talent P P P

Non-GAAP Reconciliations Ratios: We, along with most property and casualty insurance companies, use the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. These ratios are relative measurements that describe, for every $100 of net premiums earned, the amount of losses and loss adjustment expenses (which for Commercial Insurance excludes net loss reserve discount), and the amount of other underwriting expenses that would be incurred. A combined ratio of less than 100 indicates underwriting income and a combined ratio of over 100 indicates an underwriting loss. Our ratios are calculated using the relevant segment information calculated under GAAP, and thus may not be comparable to similar ratios calculated for regulatory reporting purposes. The underwriting environment varies across countries and products, as does the degree of litigation activity, all of which affect such ratios. In addition, investment returns, local taxes, cost of capital, regulation, product type and competition can have an effect on pricing and consequently on profitability as reflected in underwriting income and associated ratios. Combined ratio excluding catastrophe losses: We believe this ratio is a meaningful measure of our underwriting results on an ongoing basis as they exclude catastrophes to provide meaningful information to our on-going insurance operations without the impact of the volatility of the natural and man-made catastrophe events from quarter to quarter. Underwriting ratios are computed as follows: a) Loss ratio = Loss and loss adjustment expenses incurred ÷ Net premiums earned (NPE) b) Acquisition ratio = Total acquisition expenses ÷ NPE c) General operating expense ratio = General operating expenses ÷ NPE d) Expense ratio = Acquisition ratio + General operating expense ratio e) Combined ratio = Loss ratio + Expense ratio f) Combined ratio excluding catastrophe losses = [Loss and loss adjustment expenses incurred – CATs] ÷ NPE +Expense ratio